Rule 497(e)
Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII

(the “Trust”)

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST

(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS

DATED AUGUST 24, 2020

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On August 21, 2020, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of August 24, 2020. The new Target Outcome Period will end on August 20, 2021. The caps for each Fund for the Target Outcome Period beginning on August 24, 2020 are set forth below.

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)	14.71% (before fees, expenses and taxes) 13.86% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)	8.63% (before fees, expenses and taxes) 7.78% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE